                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  ____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                                 AUGUST 3, 1998
                       ---------------------------------
                       (Date of earliest event reported)




                              EYE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                   000-15324                  ###-##-####
----------------------------       -------------             -------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)




                             16 SOUTH MARKET STREET
                           PETERSBURG, VIRGINIA 23803
          (Address of Principal Executive Offices, Including Zip Code)




                                 (804) 861-0681
                        -------------------------------
                        (Registrant's telephone number,
                              including area code)
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                              EYE TECHNOLOGY, INC.

                                    FORM 8-K


ITEM 5.      OTHER EVENTS.

             On August 3, 1998, Star Tobacco and Pharmaceuticals, Inc. ("Star") entered into Amendment No. 1 to the License Agreement ("Amendment No. 1") with the Licensor, Regent Court Technologies. Amendment No. 1 amended the license agreement dated January 5, 1998 to provide, among other things, that (a) the grant of the license to Star to make, use and sell tobacco and products containing tobacco under the licensor's patent rights and know-how relating to the processes for curing tobacco so as to eliminate or reduce to insignificant levels tobacco-specific nitrosamines is exclusive, worldwide and irrevocable,
(b) the only right retained by Licensor is to conduct research, (c) Star is obligated to provide and pay for United States and foreign patent rights, (d) Star may sublicense the patent rights so granted, and (e) certain termination provisions.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (c)   Exhibits.

                   The exhibits filed as a part of this report are listed on the
             Index to Exhibits on page 4 of this report, which index is incorporated in this Item 7(c) by reference.










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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 11, 1998                           EYE TECHNOLOGY, INC.


                                              By:    /s/ David P. Sheets
                                                 -----------------------------
                                              David P. Sheets, President and
                                              Chief Executive Office








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                               INDEX TO EXHIBITS


The following exhibits to this report are incorporated herein by reference:

EX 10. Amendment No. 1 to License Agreement dated August 3, 1998 among Regent Court Technologies, Jonnie R. Williams, Francis E. O'Donnell, Jr., M.D. and Star Tobacco and Pharmaceuticals, Inc.








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